                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: April 21, 2010

                                                   BLUGRASS ENERGY, INC.

                                                         ---------------------

                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   333-135852               20-4952339

           -------------------------------               --------------------        -----------------------

         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                               730-1015-4th Street SW Calgary, AB T2R 1J4

                               (Address of Principal Executive Offices) (Zip Code)

                                                     (403) 830-7566

                                                        --------------

                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2010 Blugrass Energy, Inc. (the Registrant) entered into a participation agreement with Petro Grande LLC. Whereby, On or before April 30, 2010, Blugrass shall pay to Petro Grande the sum of $48,000 as the total Location Fee for two Canyon Sands Locations and upon such payment, Petro Grande shall assign to Blugrass an undivided 75% of its rights, titles and interests in and to the Subject Lease insofar as the same covers the two Canyon Sands Locations designated by Petro Grande. A copy of the Agreement is attached herewith as Exhibit 10.1

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Releases

The information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed  incorporated  by  reference  into any  filing  under  the

Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On April 9, 2010 through April 19, 2010 Blugrass Energy, Inc. issued press releases.

The text of these press releases is attached herewith as Exhibit 99.1 through Exhibit 99.7.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 9, 2010 Blugrass Energy, Inc. (the Registrant) entered into a Memorandum of Understanding with DeepExpro, LLC. a privately held independent oil and gas exploration and production company based in Houston Texas, to jointly, identify, evaluate, acquire, explore, and develop various working interest’s and net revenue interest’s in oil and gas prospects.A copy of the Memorandum of Understanding is attached herewith as Exhibit 10.2

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Participation Agreement
10.2	Memorandum of Understanding
99.1	Press release April 9, 2010
99.2	Press release April 12, 2010
99.3	Press release April 12, 2010
99.4	Press release April 13, 2010
99.5	Press release April 14, 2010
99.6	Press release April 15, 2010
99.7	Press release April 19, 2010

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BLUGRASS ENERGY, INC.

                                         By: /s/ John Kenney Berscht

                                             -------------------------------

                                             John Kenney Berscht, President

                                          Date: April 21, 2010